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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

July 30, 2001

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers Special Equity Fund for the quarter and six months ended June 30, 2001. The net asset value on that date was $28.53 per share. In addition, a semi-annual dividend of $0.42 per share was declared for shareholders of record on June 20, 2001 and was paid on June 21, 2001.

MIDYEAR REVIEW

    In the second quarter of 2001, Cohen & Steers Special Equity Fund had a total return of 4.9%, which compared to the NAREIT Equity REIT Index* total return of 11.0%. The Standard & Poor's 500 Index, by comparison, had a total return of 5.9% in the quarter. Year-to-date, the Fund's total return was 8.9%, which compared to the NAREIT Index return of 11.5% and the S&P 500 Index return of -6.7%.

    The second quarter was another exceptional period for REITs and other real estate securities in terms of both fundamental and price performance. From a fundamental perspective, real estate companies generally reported first quarter earnings growth in-line with expectations in the high single digit percentage range with few, if any, disappointments. This is in contrast to many major technology and industrial companies whose downward revisions of analyst guidance continue to weigh heavily on investor psychology and, more importantly, investor wealth. Continuing trends established in the first quarter, smaller REITs fared better in the marketplace than larger REITs, and the higher dividend yielding companies out-distanced the faster growing but lower yielding companies. We believe that this is the result of the low interest rate environment coupled with generally lower expectations for economic growth.

    In addition and somewhat related, the best performing sectors were the Health Care and Regional Mall sectors due to, we believe, their high dividend yields and defensive characteristics. Although the Fund had large weightings in both of these sectors, these investments did not offset two other factors that affected our results. First is our bias toward growth, versus a focus specifically on current dividend income. For the second quarter in a row, the companies with the highest dividend yields outperformed those with lower yields by a substantial margin. As we will discuss later, we do not anticipate that this trend will persist.

    The second factor was poor performance by two holdings: FrontLine Capital Group, which is the largest operator of executive office suites, and to a lesser extent, Alexander's, whose largest asset is a $1.2 billion mixed-use development in New York City. While we had expected FrontLine to sell its office suite business this year to maximize shareholder value, the company announced that the economic slowdown had negatively affected its occupancy, which in turn derailed its discussions to sell the company. FrontLine must now focus on rebuilding occupancy and earnings power, which will depend in part on an improvement in U.S. economic growth. Alexander's lagged despite announcing that Bloomberg L.P. will anchor and lease over one half of its development

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

at 59th Street in New York City. This transaction validates our view of Alexander's asset value, but the market has voted skeptically that asset value will be realized for shareholders in the near term.

    Of the many noteworthy developments in the past several months that are worth discussing, perhaps the most important is that investor confidence in the REIT asset class appears to be improving. The recovery of REIT share prices over the past 18 months, in concert with their distinguished fundamental performance, is probably the primary reason for this renewed respect. Evidence of this new interest is that mutual fund inflows have turned consistently positive for the first time in nearly a year, and recommendations of their inclusion in a diversified portfolio are becoming more prevalent in the financial community. Further, in recent weeks REITs have been mentioned as being under consideration for inclusion in the S&P 500 Index. While if this were to happen no more than a small handful of the largest companies would be directly affected (due to the significant new demand for their shares on the part of index funds), it would be a clear indication that REITs are winning acceptance by the investment community at large.

INVESTMENT OUTLOOK

    Over the past 15 months REITs have outperformed the S&P 500 by a record 54.5 percentage points and the NASDAQ by 90.1 percentage points. As a result, it is logical for investors to ask, 'How long can this last?'

    Now that we are well into the second year of negative returns for the major market averages, investors have necessarily lowered their future return expectations. Importantly, even small changes in long-term return expectations can have a telescoping effect on future wealth accumulation. At the same time, U.S. economic uncertainties have taken their toll on profit expectations in general, which has also influenced investor return prospects. While the price/earnings multiple of the market in general has declined somewhat due to price depreciation, it is still in the higher end of its historic range. Without a decrease in prices, the expected profit decline of many S&P 500 companies will result in an even higher P/E ratio. In contrast, although REIT prices are well into a bull market, price appreciation has been accompanied by a concomitant rise in earnings. Having started this move from an all-time low valuation at the beginning of 2000, REIT valuations remain in the lower end of their historic range. In light of the continued rise in REIT earnings that we expect this year and next, if REIT prices did not change from current levels they would again reach new record low valuations. Given the strong position of real estate that we see today, this concern appears to us to be unwarranted.

    Among the changing investor attitudes that we are detecting is a greater appreciation for current income. Because the average REIT dividend yield is still an historically high 6.8% and dividends have been rising, the relative attractiveness of REITs continues to grow. (Currently the Fund's holdings, of which 84% are REITs, have an overall dividend yield of 5.2%.) In effect, by owning REITs investors are able to look to dividend income to achieve a significant portion of their expected long-term returns. And, in our view the safety of these dividends is greater than ever. With REITs paying out just 60% of their cash flow as dividends, an unprecedented decline in earnings would have to occur before these dividends could possibly be in jeopardy. On the contrary, we expect to

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

see continued dividend growth that is well in excess of the rate of inflation. While this trend could favor income-oriented securities over growth, our strategy will continue to emphasize holdings with the best total return potential, irrespective of current income, consistent with the Fund's capital appreciation objective.

    We expect that the consolidation trend of the past several years will continue; however, it has taken an unexpected twist, in our opinion, with larger companies merging. This is evidenced by the recent announcements of Equity Office Properties, the largest REIT, acquiring Spieker Properties, the 2nd largest office REIT, and Archstone Communities, the 4th largest apartment REIT, acquiring Charles E. Smith Residential (#9). Ironically, while many have expected small companies whose stocks are languishing to be acquired by larger companies with a lower cost of capital, just the opposite has occurred. In both of these cases the acquiring companies had a lower equity valuation than the companies they are acquiring. The motivation for buyers in these cases appears to be the strategic merits of the combination with regard to property quality or geographic presence, and not necessarily the opportunity to buy assets cheaply. This is leading to the formation of ever-larger companies that will dominate the REIT industry and, in the process, the overall real estate business.

    This consolidation trend, in combination with the increased credibility and acceptance of REITs in the investment community, has some very important implications for our investment strategy. Although our performance this year has been influenced by the under-performance of the larger, faster growing companies, we expect this trend to reverse in the second half of the year for three reasons. First, the valuation gap has closed sufficiently such that one is not paying much of a premium, if any, for faster growth. Second, it is possible that the increased dominance of the larger companies will enable them to access both capital and investment opportunities that will further boost their absolute and relative growth rates. And third, as investor capital continues to seek out REITs, whether it is by virtue of indexing to the S&P 500 or direct investor interest, it is the companies with greater size and liquidity that are likely to be the primary targets. We have added several companies to the portfolio that should be beneficiaries of these trends, including ProLogis, which is the largest owner/developer of industrial property and which, in our view, trades at a low earnings multiple relative to its growth rate.

    We are maintaining our high weighting in the Office sector, our largest commitment. Its poor performance year-to-date, due to fears about rising vacancy rates, is likely to reverse, in our opinion. We believe that certain of the office companies have superior and predictable growth rates; therefore, we would expect them to fare well in an environment where larger, higher growth companies return to favor. While it is true that absorption rates have dropped in recent months, we are encouraged that construction starts are also dropping quickly. As we look to a future economic recovery due to the fiscal and monetary stimulus currently in place, we are confident that shortages of office space will recur in selected markets and that this will place landlords in an even stronger position than at the last peak. Finally, we have trimmed our holdings in the Health Care sector, as these companies are now valued at premiums relative to their growth rates, which do not stand to benefit from the economic stimulus underway.

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                                      3





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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

    In summary, it is our belief that the position of REITs from a fundamental standpoint is healthy. In contrast to many other sectors of the market, we believe earnings growth prospects remain strong, valuation levels remain very modest, dividends are highly secure, and the industry today is not vulnerable to many of the excesses that affected real estate markets in previous cycles. As a result, we are confident in our ability to continue to achieve solid total returns for our shareholders over the long term.

Sincerely,

             MARTIN COHEN        ROBERT H. STEERS
             MARTIN COHEN        ROBERT H. STEERS
             President                   Chairman

                              JOSEPH M. HARVEY
                              JOSEPH M. HARVEY
                              Portfolio Manager

    Cohen & Steers is online at WWW.COHENANDSTEERS.COM. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.

* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominately in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2001 (UNAUDITED)

                                                       NUMBER        VALUE          % OF
                                                      OF SHARES    (NOTE 1)      NET ASSETS
                                                      ---------   -----------   ------------
EQUITIES
   *Alexander's.....................................    45,800    $ 2,752,580        8.46%
  **Brookfield Properties Corp......................   131,900      2,520,493        7.75
    Ventas..........................................   208,800      2,286,360        7.03
    General Growth Properties.......................    57,100      2,247,456        6.91
    Starwood Hotels & Resorts Worldwide.............    59,100      2,203,248        6.77
    Equity Office Properties Trust Co...............    67,500      2,135,025        6.56
    Arden Realty Group..............................    54,300      1,449,810        4.46
    ProLogis Trust..................................    63,500      1,442,720        4.44
    Vornado Realty Trust............................    36,400      1,421,056        4.37
    CBL & Associates Properties.....................    46,100      1,414,809        4.35
    Host Marriott Corp..............................   112,400      1,407,248        4.33
    Boston Properties...............................    34,000      1,390,600        4.28
    Reckson Associates Realty Corp..................    51,800      1,191,400        3.66
    Kilroy Realty Corp..............................    38,700      1,126,170        3.46
    Health Care Property Investors..................    32,500      1,118,000        3.44
    SL Green Realty Corp............................    33,000      1,000,230        3.07
    Nationwide Health Properties....................    48,700        983,740        3.02
    FelCor Lodging Trust............................    40,500        947,700        2.91
    Simon Property Group............................    23,000        689,310        2.12
    Archstone Communities Trust.....................    26,500        683,170        2.10
   *FrontLine Capital Group.........................   208,900        313,350        0.96
   *Crescent Operating..............................   261,400        196,050        0.60
    CarrAmerica Realty Corp.........................     3,100         94,550        0.29
                                                                  -----------      ------
         TOTAL EQUITIES (Identified
           cost -- $29,450,614).....................               31,015,075       95.34
                                                                  -----------      ------

                See accompanying notes to financial statements.

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2001 (UNAUDITED)

                                                     PRINCIPAL       VALUE          % OF
                                                       AMOUNT      (NOTE 1)      NET ASSETS
                                                     ----------   -----------   ------------
COMMERCIAL PAPER
    Union Bank of Switzerland Finance, 4.08%, due
      7/2/01
      (Identified cost -- $1,252,858)..............  $1,253,000   $ 1,252,858        3.85%
                                                                  -----------      ------
TOTAL INVESTMENTS (Identified
  cost -- $30,703,472).............................                32,267,933       99.19
OTHER ASSETS IN EXCESS OF LIABILITIES..............                   264,706        0.81
                                                                  -----------      ------
NET ASSETS (Equivalent to $28.53 per share based on
  1,140,251 shares of capital stock outstanding)...               $32,532,639      100.00%
                                                                  -----------      ------
                                                                  -----------      ------

-------------------
 * Non-income producing security.
** Brookfield Properties Corp. is a Canadian company listed on the Toronto and New York Stock Exchanges. The Toronto Stock Exchange is deemed the principal exchange for valuation purposes. The market value of the Fund's position in Canadian dollars on June 30, 2001 was $3,825,100 based on an exchange rate of 1 Canadian dollar to 0.658935 U.S. dollars.

                See accompanying notes to financial statements.

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                                      6





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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2001 (UNAUDITED)

ASSETS:
    Investments in securities, at value (Identified
       cost -- $30,703,472) (Note 1)........................  $ 32,267,933
    Cash....................................................            32
    Receivable for investment securities sold...............       274,456
    Dividends receivable (net of $2,572 of foreign tax
       withholding).........................................       157,510
    Unamortized organization costs and other assets
       (Note 1).............................................        19,268
                                                              ------------
         Total Assets.......................................    32,719,199
                                                              ------------
LIABILITIES:
    Payable for investment securities purchased.............        85,475
    Payable to investment adviser...........................        23,673
    Payable to administrator................................           526
    Other liabilities.......................................        76,886
                                                              ------------
         Total Liabilities..................................       186,560
                                                              ------------
NET ASSETS applicable to 1,140,251 shares of $0.001 par
  value common
  stock outstanding (Note 4)................................  $ 32,532,639
                                                              ------------
                                                              ------------
NET ASSET VALUE PER SHARE:
    ($32,532,639 [div] 1,140,251 shares outstanding)........  $      28.53
                                                              ------------
                                                              ------------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 4).........................  $ 57,824,912
    Distributions in excess of net investment income........      (266,699)
    Accumulated net realized loss on investments............   (26,590,035)
    Net unrealized appreciation on investments..............     1,564,461
                                                              ------------
                                                              $ 32,532,639
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
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                                       7





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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

Investment Income (Note 1):
    Dividend income (net of $2,572 of foreign withholding
       tax).................................................  $  687,818
    Interest income.........................................      33,557
                                                              ----------
         Total Income.......................................     721,375
                                                              ----------
Expenses:
    Investment advisory fees (Note 2).......................     147,232
    Administration and transfer agent fees (Note 2).........      45,502
    Reports to shareholders.................................      22,859
    Custodian fees and expenses.............................      17,821
    Registration and filing fees............................      16,788
    Professional fees.......................................      15,840
    Directors' fees and expenses (Note 2)...................      12,943
    Amortization of organization expenses (Note 1)..........      11,127
    Miscellaneous...........................................      14,146
                                                              ----------
         Total Expenses.....................................     304,258
                                                              ----------
Net Investment Income.......................................     417,117
                                                              ----------
Net Realized and Unrealized Gain on Investments:
    Net realized gain on investments........................   2,285,139
    Net change in unrealized appreciation on investments....     108,275
                                                              ----------
         Net realized and unrealized gain on investments....   2,393,414
                                                              ----------
Net Increase in Net Assets Resulting from Operations........  $2,810,531
                                                              ----------
                                                              ----------

                See accompanying notes to financial statements.
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                                      8





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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE
                                                   SIX MONTHS ENDED        FOR THE
                                                    JUNE 30, 2001         YEAR ENDED
                                                     (UNAUDITED)      DECEMBER 31, 2000
                                                   ----------------   ------------------
Change in Net Assets:
    From Operations:
         Net investment income...................    $   417,117         $ 1,291,342
         Net realized gain/(loss) on
            investments..........................      2,285,139            (791,375)
         Net change in unrealized
            appreciation/(depreciation) on
            investments..........................        108,275             (24,517)
                                                     -----------         -----------
              Net increase in net assets
                resulting from operations........      2,810,531             475,450
                                                     -----------         -----------
    Dividends and Distributions to Shareholders
       from (Note 1):
         Net investment income...................       (475,017)         (1,291,242)
                                                     -----------         -----------
    Capital Stock Transactions (Note 4)
         Decrease in net assets from Fund share
            transactions.........................     (3,266,025)         (8,749,939)
                                                     -----------         -----------
              Total decrease in net assets.......       (930,511)         (9,565,731)
    Net Assets:
         Beginning of period.....................     33,463,150          43,028,881
                                                     -----------         -----------
         End of period (including distributions
            in excess
            of net investment income of $265,382
            and $208,799 at June 30, 2001 and
            December 31, 2000,
            respectively)........................    $32,532,639         $33,463,150
                                                     -----------         -----------
                                                     -----------         -----------

                See accompanying notes to financial statements.
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                                      9





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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                                                                 FOR THE
                                                                                                  PERIOD
                                                                                                  MAY 8,
                                         FOR THE SIX                                             1997'D'
                                        MONTHS ENDED      FOR THE YEAR ENDED DECEMBER 31,        THROUGH
                                        JUNE 30, 2001   ------------------------------------   DECEMBER 31,
PER SHARE OPERATING PERFORMANCE:         (UNAUDITED)       2000         1999         1998          1997
--------------------------------        -------------   ----------   ----------   ----------   ------------
Net asset value, beginning of
  period..............................     $26.60         $26.76       $20.88       $32.25        $25.00
                                           ------         ------       ------       ------        ------
Income from investment operations:
    Net investment income.............       0.35           1.02         0.12         0.53          0.31
    Net realized and unrealized
      gain/(loss) on investments......       2.00          (0.16)        5.87       (11.39)         9.92
                                           ------         ------       ------       ------        ------
        Total from investment
          operations..................       2.35           0.86         5.99       (10.86)        10.23
                                           ------         ------       ------       ------        ------
Less dividends and distributions to
  shareholders from:
    Net investment income.............      (0.42)         (1.02)       (0.07)       (0.34)        (0.27)
    Net realized gain on
      investments.....................         --             --           --           --         (2.59)
    Tax return of capital.............         --             --        (0.04)       (0.17)        (0.12)
                                           ------         ------       ------       ------        ------
        Total dividends and
          distributions to
          shareholders................      (0.42)         (1.02)       (0.11)       (0.51)        (2.98)
                                           ------         ------       ------       ------        ------
Net increase/(decrease) in net
  assets..............................       1.93          (0.16)        5.88       (11.37)         7.25
                                           ------         ------       ------       ------        ------
Net asset value, end of period........     $28.53         $26.60       $26.76       $20.88        $32.25
                                           ------         ------       ------       ------        ------
                                           ------         ------       ------       ------        ------
Total investment return...............       8.86%(1)       3.38%       28.76%     - 33.83%        41.68%(1)
                                           ------         ------       ------       ------        ------
                                           ------         ------       ------       ------        ------

RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of period (in millions).     32.5           33.5         43.0         55.2         135.9
                                           ------         ------       ------       ------        ------
                                           ------         ------       ------       ------        ------
    Ratio of expenses to average daily
      net assets (before expense
      reduction).......................      1.88%(2)       2.40%        2.21%        1.31%         1.35%(2)
                                           ------         ------       ------       ------        ------
                                           ------         ------       ------       ------        ------
    Ratio of expenses to average daily
      net assets (net of expense
      reduction).......................      1.88%(2)       2.37%        1.96%        1.28%         1.35%(2)
                                           ------         ------       ------       ------        ------
                                           ------         ------       ------       ------        ------
    Ratio of net investment income to
      average daily net assets (before
      expense reduction)...............      2.55%(2)       3.67%        0.26%        1.68%         1.73%(2)
                                           ------         ------       ------       ------        ------
                                           ------         ------       ------       ------        ------
    Ratio of net investment income to
      average daily net assets (net of
      expense reduction)...............      2.55%(2)       3.70%        0.51%        1.71%         1.73%(2)
                                           ------         ------       ------       ------        ------
                                           ------         ------       ------       ------        ------
    Portfolio turnover rate............     41.15%(1)      58.99%      115.43%      112.32%        96.68%(1)
                                           ------         ------       ------       ------        ------
                                           ------         ------       ------       ------        ------

-------------------
'D' Commencement of operations.
(1) Not annualized.
(2) Annualized.

                See accompanying notes to financial statements.
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                                       10





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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Special Equity Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on February 14, 1997 and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

    Unrealized gains and losses on securities which result from changes in foreign exchange rates as well as changes in market prices of securities, are included in unrealized appreciation/(depreciation) on investments.

    Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

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                                     11





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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid semi-annually. Dividends will automatically be reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    A portion of the Fund's dividend may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities.

    Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

    Organization Costs: All costs incurred in connection with organizing and establishing the Fund are being amortized on the straight-line basis over a period of five years from the date on which the Fund commenced operations. For the six months ended June 30, 2001, the Fund amortized $11,127 in organization expenses.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's investment adviser pursuant to an investment advisory agreement (the 'Advisory Agreement'). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly fee in an amount equal to 1/12th of 0.90% of the average daily net assets of the Fund. For the six months ended June 30, 2001, the Fund incurred $147,232 in advisory fees.

    Administration Fees: The Fund has entered into an administration agreement with the Adviser under which the Adviser performs certain administrative functions for the Fund and receives a fee of 0.02% of the Fund's average daily net assets. For the six months ended June 30, 2001, the Fund paid the Adviser $3,146 in fees under this administration agreement.

    In addition, Cohen & Steers Special Equity Fund, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Equity Income Fund, Inc., Cohen & Steers Total Return Realty Fund, Inc., and Cohen & Steers Advantage Income Realty Fund, Inc. (the 'Funds') have entered into a sub-administration agreement with State Street Bank ('State Street') pursuant to which State Street performs administration functions for the Fund. The sub-administration fee paid by the Fund to State Street is computed on

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                                     12

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                   COHEN & STEERS SPECIAL EQUITY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

the basis of the net assets of the Funds at an annual rate equal to 0.040% of the first $200 million in assets, 0.30% of the next $200 million, and 0.015% of assets in excess of $400 million. The aggregate fee paid by the Funds is computed by multiplying the total number of funds by each break point in the above schedule in order to determine the aggregate break points to be used. The Fund is then responsible for its pro rata portion of the aggregate sub-administration fee.

    Directors' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Adviser. None of the directors and officers so affiliated received compensation for their services as directors of the Fund. For the six months ended June 30, 2001, fees and related expenses accrued for non-affiliated directors totaled $12,943.

    Other: At June 30, 2001, there was one institutional investor owning 37% of the Fund's outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2001 totaled $13,076,514 and $16,200,779, respectively.

    At June 30, 2001, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost.....................................  $29,450,614
                                                     -----------
Gross unrealized appreciation......................  $ 6,161,288
Gross unrealized depreciation......................  $(4,596,827)
                                                     -----------
Net unrealized appreciation........................  $ 1,564,461
                                                     -----------
                                                     -----------

NOTE 4. CAPITAL STOCK

    The Fund is authorized to issue 50 million shares of capital stock, par value $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

                                      FOR THE                   FOR THE
                                  SIX MONTHS ENDED            YEAR ENDED
                                   JUNE 30, 2001           DECEMBER 31, 2000
                               ----------------------   -----------------------
                                SHARES      AMOUNT       SHARES       AMOUNT
                               --------   -----------   --------   ------------
Sold.........................    30,671   $   860,933    122,394   $  3,086,542
Issued as reinvestment of
  dividends..................        --            --     24,255        616,101
Redeemed.....................  (148,364)   (4,126,958)  (496,509)   (12,452,582)
                               --------   -----------   --------   ------------
Net decrease.................  (117,693)  $(3,266,025)  (349,860)  $ (8,749,939)
                               --------   -----------   --------   ------------
                               --------   -----------   --------   ------------

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                                      13

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

NOTE 5. BORROWINGS

    Effective December 20, 2000, the Fund, in conjunction with Cohen & Steers Realty Shares, Inc., Cohen & Steers Institutional Realty Shares, Inc. and Cohen & Steers Equity Income Fund, Inc. entered into a $200,000,000 Credit Agreement (the 'State Street Credit Agreement') with Fleet National Bank, as Administrative Agent, State Street Bank and Trust Company, as Operations Agent, and the Lenders identified in the State Street Credit Agreement.

    For the six months ended June 30, 2001, the Fund paid commitment fees of $2,300, which are included under Miscellaneous expenses on the Statement of Operations. During the six months ended June 30, 2001, the Fund did not have any loans outstanding.

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                                      14

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

              FOR HIGH CURRENT INCOME:                             FOR TOTAL RETURN:

                   COHEN & STEERS                                    COHEN & STEERS
                 EQUITY INCOME FUND                                  REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
       A, B, C AND I SHARES AVAILABLE                     REITS
       SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                SYMBOL: CSRSX

              FOR CAPITAL APPRECIATION:                             FOR TOTAL RETURN:

                   COHEN & STEERS                                    COHEN & STEERS
                 SPECIAL EQUITY FUND                            INSTITUTIONAL REALTY FUND

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR          CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      RELATED INDUSTRIES                                  REITS
       CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO
       SYMBOL: CSSPX                                       HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                    1-800-330-REIT, OR VISIT OUR WEBSITE AT WWW.COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

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                                       15

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.


OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Martin Cohen
Director and President

Gregory C. Clark
Director

George Grossman
Director

Willard H. Smith, Jr.
Director

Adam Derechin
Vice President and Assistant Treasurer

Lawrence B. Stoller
Assistant Secretary

KEY INFORMATION

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

FUND SUB-ADMINISTRATOR AND CUSTODIAN
State Street Corp.
225 Franklin Street
Boston, MA 02110

TRANSFER AGENT
Boston Financial Data Services, Inc.
Two Heritage Drive
North Quincy, MA 02171
(800) 437-9912

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

DISTRIBUTOR
Cohen & Steers Securities, Inc.
757 Third Avenue
New York, NY 10017

NASDAQ Symbol: CSSPX

Website: www.cohenandsteers.com

Net asset value (NAV) can be found in
the daily mutual fund listings in the
financial section of most major
newspapers under Cohen & Steers.
This report is authorized for delivery
only to shareholders of Cohen & Steers
Special Equity Fund, Inc. unless
accompanied or preceded by the
delivery of a currently effective
prospectus setting forth details of
the Fund. Past performance, of course,
is no guarantee of future results and
your investment may be worth more or
less at the time you sell.

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                                       16

COHEN & STEERS
SPECIAL EQUITY FUND
757 THIRD AVENUE
NEW YORK, NY 10017


                              COHEN & STEERS
                           SPECIAL EQUITY FUND

                        ---------------------------

                            SEMI-ANNUAL REPORT
                              JUNE 30, 2001





                       STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as............................. 'D'
The division symbol shall be expressed as........................... [div]